UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2003

Date of Filing: May 22, 2003

Lynx Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-22570 (Commission File No.)	94-3161073 (IRS Employer Identification No.)

25861 Industrial Blvd.
Hayward, California 94545
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (510) 670-9300

Item 5. Other Events and Required FD Disclosures
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURE
EXHIBIT 99.1

Item 5. Other Events and Required FD Disclosure

On May 22, 2003, Lynx Therapeutics, Inc. issued a press release announcing its transfer to the Nasdaq SmallCap Market. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1	Press release entitled “Lynx Announces Transfer to the Nasdaq SmallCap Market,” dated May 22, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LYNX THERAPEUTICS, INC.

Dated: May 22, 2003	By:	/s/ Edward C. Albini Edward C. Albini Chief Financial Officer (Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

99.1	Press release entitled “Lynx Announces Transfer to the Nasdaq SmallCap Market,” dated May 22, 2003.